                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 1996


                              SARATOGA BRANDS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEW YORK                    O-19721                      13-3413467
(STATE OR JURISDICTION           (COMMISSION                  (IRS EMPLOYER
   OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)

      1835 SWARTHMORE AVENUE, LAKEWOOD, NEW JERSEY          08701
        (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code: (908) 363-3800

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         a. On April 29, 1996 ("the closing date"), Saratoga Brands, Inc., ("Saratoga" or "the Company") acquired DELI KING, INC. ("Deli King"), a Rhode Island Corporation located at one LaCroix Drive, West Warwick, Rhode Island.

              Prior to the closing, all of the outstanding common shares of Deli King were held by ROY LACROIX ("LaCroix") of Cranston, Rhode Island, the sole shareholder, and at closing were converted into shares of Saratoga common stock with an aggregate market value of $1,500,000 based upon the average of Saratoga's closing bid and asked price as reported on the NASDAQ Small Cap Market during the five day period prior to the Closing Date.

              Upon the transfer of the Saratoga shares to LaCroix, Deli King became a wholly owned subsidiary of Saratoga.

              There was no material relationship between LaCroix and Saratoga or any of its affiliates, any director or officer of Saratoga, or any associate of any such director or officer.

              Consideration for the acquisition was solely in the form of a stock for stock exchange.

         b. On the Closing Date, Saratoga also acquired, from LaCroix, real property known as One LaCroix Drive, West Warwick, Rhode Island, 02893. This property is used in the operation of Deli King's business. Deli King is a food processor, distributor and mobile catering business serving Rhode Island, eastern Connecticut, and southeastern Massachusetts. The real estate consists of a commissary, which houses a kitchen, bakery, warehouse, inside (truck) loading area, and truck repair facility. Deli King will continue to use the facility in its business.

              The real estate was acquired for a total purchase price of $1,750,000, consisting of a cash payment of $1,300,000 and a promissory note to LaCroix in the principal amount of $450,000 bearing interest at the rate of prime plus one percent. The note is payable in forty-eight equal monthly installments of principal, together with accrued interest.

Item 7(a). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Following are the audited financial statement of Deli King, Inc. d/b/a LaCroix Food Services, Inc. for the years ended December 31, 1995 & 1994:








                                 DELI KING, INC.
                        D/B/A LACROIX FOOD SERVICE, INC.

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 1995

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                              Financial Statements

                C O N T E N T S                                  PAGE
                ---------------                                  ----
Independent Auditors' Report                                      1

Balance Sheet as of December 31, 1995                             2-3

Statement of Operations for the Year
   Ended December 31, 1995                                        4

Statement of Retained Earnings for the Year
   Ended December 31, 1995                                        5

Statement of Cash Flows for the
   Year Ended December 31, 1995                                   6

Notes to the Financial Statements                                 7-14

Supplemental Information:

     Independent Auditors' Report on
        Supplemental Information                                  15

     Schedule of Operating Expenses                               16

                             (Auditors' Letterhead)
                        (D. E. Rodrigues & Company, Inc.)
                         (Certified Public Accountants)
                             (218 South Main Street)
                                 (P.O. Box 3634)
                           (Fall River, MA 02722-3634)


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
   Deli King, Inc. d/b/a LaCroix Food Services, LTD.:

We have audited the accompanying balance sheet of the Deli King, Inc. d/b/a LaCroix Food Services, LTD., (a Rhode Island corporation) as of December 31, 1995, the related statement of operations, statement of retained earnings and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Deli King, Inc. d/b/a LaCroix Food Services, LTD., as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



D.E. Rodrigues & Company, Inc.,
Certified Public Accountants

Fall River, Massachusetts
May 30, 1996

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                                  Balance Sheet
                                December 31, 1995

ASSETS

     CURRENT ASSETS

Cash (Note C)                                   $    7,381
Accounts receivable, net of allowance
 for doubtful accounts amounting to $ 87,581        32,784
Inventories                                        219,157
Current portion of notes receivable (Note D)        20,891
Loans receivable - stockholders (Note E)           211,635
Loans receivable - affiliate (Note E)              331,196
Prepaid expenses (Note F)                           36,307
                                                ----------
     Total current assets                          859,351
                                                ----------

     FIXED ASSETS

 Machinery and equipment                           975,353
 Vehicles                                          521,425
 Leasehold improvements                            319,977
                                                ----------
                                                 1,816,755
Less: accumulated depreciation                   1,155,538
                                                ----------
     Net fixed assets                              661,217
                                                ----------

     OTHER ASSETS

Notes receivable, net of current
 portion (Note D)                                    8,700
Acquisition costs, net of offsets                      -
Unamortized routes, net of accumulated
 amortization of $ 22,706 (Note G)                  30,803
                                                ----------
     Total other assets                             39,503
                                                ----------
     Total assets                               $1,560,071
                                                ==========




        The accompanying notes are an integral part of these statements.

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                                  Balance Sheet
                                   (continued)
                                December 31, 1995

LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES

 Accounts payable                                     $  303,177
 Current portion long term debt (Note H)                 137,212
 Accrued expenses (Note I)                               107,589
 Dividend payable                                        517,803
                                                      ----------
     Total current liabilities                         1,065,781
                                                      ----------

     LONG-TERM LIABILITIES

 Notes payable, net of current portion (Note H)           58,728
                                                      ----------
     Total long-term liabilities                          58,728
                                                      ----------

     STOCKHOLDERS' EQUITY

Common stock, no par, 600 shares authorized,
 100 shares issued and outstanding                        45,000
Retained earnings                                        390,562
                                                      ----------
     Total stockholders' equity                          435,562
                                                      ----------
     Total liabilities and stockholders'
      equity                                          $1,560,071
                                                      ==========

        The accompanying notes are an integral part of these statements.

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                             Statement of Operations
                      For the Year Ended December 31, 1995

SALES
       Sales                                          $ 4,550,539

COST OF SALES
       Beginning Inventory                                228,911
       Purchases                                        3,147,911
       Freight                                                688
       Direct Labor                                       247,621
       Shop Supplies                                        8,925
       Commissions                                          4,373
                                                      -----------

       Total available                                  3,638,429
       LESS:  ending inventory                            219,157
                                                      -----------

       Total cost of sales                              3,419,272

Gross Profit                                            1,131,267

OPERATING EXPENSES                                      1,213,585
                                                      -----------

Net Operating Loss                                        (82,318)
                                                      -----------

OTHER INCOME (EXPENSE)
       Interest income                                      4,078
       Gain on sale of assets                              23,590
       Interest expense                                   (18,260)
       Loss on Micro Fresh Division (Note K)              (43,192)
                                                      -----------

       Total Other Income (Expense)                       (33,784)

Loss from Continuing Operations Before Taxes             (116,102)

Provision for state income taxes                              250
                                                      -----------

Loss from Continuing Operations                          (116,352)

Discontinued Operations
       Loss on Disposal of Micro Fresh (Note K)           (67,693)
                                                      -----------

Net Loss                                              $  (184,045)
                                                      ===========





        The accompanying notes are an integral part of these statements.

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                         Statement of Retained Earnings
                      For the Year Ended December 31, 1995

Retained earnings at beginning of year,
     before prior period adjustment (Note N)      $1,192,179

Prior period adjustment (Note N)                     (28,056)
                                                  ----------

Retained earnings at beginning of year,
     as adjusted                                  $1,164,123

Net loss for year                                   (184,045)

Dividend payable recorded at year end               (517,803)

Shareholder distribution                             (71,713)
                                                  ----------

Retained earnings at end of year                  $  390,562
                                                  ==========



       The accompanying notes are an integral part of these statements.

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                              Statement Cash Flows
                      For the Year Ended December 31, 1995

Cash flows from operating activties:

Net Loss                                                              $(184,045)

         Adjustments to reconcile net loss to
            net cash used in operations:
               Depreciation and amortization                            101,031

         Changes in Assets and Liabilities:
            (Increase) Decrease in:
                        Accounts receivable                               7,203
                        Loan receivables                                 (9,730)
                        Inventory and prepaid expenses                     (366)
                        Other assets                                    (38,063)
         Increase (Decrease) in:
                        Accounts payable                                 53,685
                        Accrued expenses                                 44,380
                        Other liabilities                               542,779
                                                                      ---------

         Net cash provided by operations                                516,874
                                                                      ---------
Cash flows from investing activities:
         Disposal of fixed assets                                        99,678
         Increase in accumulated depreciation and
                        amortization                                    (78,301)
                                                                      ---------

Net cash provided by investing activities                                21,377
                                                                      ---------
Cash flows from financing and other activities:
         Increase (Decrease) in:
                        Short term debt                                  77,962
                        Long term debt                                  (13,404)

         Changes in equity due to adjustments                          (617,572)
                                                                      ---------

Net cash used for financing and other activities                       (553,014)
                                                                      ---------

Net decrease in cash                                                    (14,763)

Cash, beginning of year                                                  22,144
                                                                      ---------
Cash, end of year                                                     $   7,381
                                                                      =========



        The accompanying notes are an integral part of these statements.

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                      For the Year Ended December 31, 1995

NOTE A - NATURE OF BUSINESS

The Company's primary business activities consist of the wholesaling of food products and services to industrial caterers, the ownership and rental of catering trucks and established catering routes, and also providing office coffee and vending machine services to businesses in the Southeastern New England area.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

Accounts Receivable/Uncollectible Policies

The company provides for uncollectible accounts using the reserve method for financial reporting and direct write off method for income tax reporting purposes.

Inventories

The inventories were valued at the lower of cost, determined on a first-in, first-out (FIFO) basis, or market value and consist primarily of goods for resale.

Fixed Assets

Fixed assets are stated at cost. Repairs and maintenance, including replacement of minor items of physical properties, are charged to current operations while major additions are capitalized.

Depreciation

For financial reporting purposes, depreciation is calculated using the straight-line method over the estimated useful lives of the respective classes of assets. Estimated useful lives are as follows:

     Machinery and equipment                 9-15 years
     Automotive equipment held for rental       4 years
     Vehicles                                   4 years
     Leasehold improvements                 10-35 years





                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
(continued)

For income tax reporting purposes, depreciation on fixed assets placed in service after 1980 is calculated using accelerated methods.

Leases

The Company accounts for leases in accordance with the provisions of Statement of Financial Accounting Standards No. 13 (SFAS No. 13). In accordance with SFAS No. 13, the Company charges payments under its operating type leases to current operations while leases which are in essence financing arrangements are capitalized and treated as installment purchases. Refer to Notes E and H for further information.

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of Corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

NOTE C - CONCENTRATION OF CREDIT RISKS

Financial instruments which potentially subject the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards Number 105, consist of cash and trade accounts receivable.

The Company maintains its cash balances in one bank located in Rhode Island. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1995, there were no uninsured portions of those balances held at the bank.

The Company extends credit to its customers who are located primarily in Southern New England. Management does not


                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE C - CONCENTRATION OF CREDIT RISKS
(continued)

believe significant credit risk exists at December 31, 1995, due to the diversity and large size of its customer base, which results in a relatively small average outstanding balance based on individual accounts. Therefore, management believes there are no required disclosures of any certain significant risks and uncertainties as required under the AICPA Statement of Position (SOP) 94-6.

NOTE D - NOTES RECEIVABLE - SUBCONTRACTORS

Notes receivable - subcontractors are primarily a result of the Company's sales of mobile catering vehicles to self-employed contract industrial mobile caterers who operate from the Company's facilities. The notes are for terms of twelve to twenty-four months and bear interest at 18% per annum. The Company retains title to the vehicles until the notes are paid in full.

NOTE E - RELATED PARTY TRANSACTIONS

Rent

The Company leases its office and manufacturing facilities from the shareholders. Rent expense was $ 180,000 for the twelve months ending December 31, 1995.

Loans receivable - stockholders

The loans receivable - stockholders consist of unsecured, non-interest bearing notes which are expected to be paid within one year.

Loans receivable - affiliate

The loans receivable affiliate consist of unsecured, non-interest bearing notes from Roger Williams Auto Dealership which are expected to be paid within one year.



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE F - PREPAID EXPENSES

Prepaid expenses consist of $ 22,129 of automotive parts and supplies and $ 14,178 of unexpired insurance.

NOTE G - ROUTES

The Company purchased the exclusive rights to sell its products on an established Route. The cost of this Route is amortized over its estimated economic life of five years. Amortization expense was $ 13,617 for the year ended December 31, 1995. The Company also owns approximately twenty four additional Routes that were internally developed by the Company. Because of historical cost accounting method, these Routes are not recorded on the Company's books.

NOTE H - NOTES PAYABLE

Notes payable consist of the following at
  December 31, 1995:                                      Balance

  Eleven $ 10,000 various thirty-six month bank
  notes dated between August 1991 and September
  1994; original amounts totaling $ 110,000,
  monthly installments are now amounting to
  $ 3,530.32, including principal and interest;
  interest rates range between 8.25 and 10.25%
  payable through September 1997.  The loans
  are secured by Company vehicles held for use
  and rental amounting to approximately
  $ 135,000.                                             $ 66,593

  Ford Motor Credit loan payable in 48 monthly
  payments dated January 13, 1993, original
  amount totaling $ 26,805. Monthly installments
  of $ 657.53, including principal and interest
  at 8.25%; maturing in December 1996.                      7,548

  Boatman's loan payable in 24 monthly payments
  dated April 10, 1995, original amount totaling
  $ 5,418.16.  Monthly installments of  $258,
  including principal and interest at 13.14%;
  maturing in April 1997.                                   3,586


                        See Independent Auditors' Report

                                    DELI KING, INC.
                           d/b/a LACROIX FOOD SERVICES, LTD.
                           Notes to the Financial Statements
                                      (continued)
                         For the Year Ended December 31, 1995

NOTE H - NOTES PAYABLE                                    Balance
(continued)

     Boatman's loan payable in 24 monthly payments
     dated April 20, 1995, original amount totaling
     $ 2,759.06.  Monthly installments of $ 126,
     including principal and interest at 8.95%;
     maturing in April 1997.                              $  1,839

     Firestone loan payable in 24 monthly payments
     dated December 20, 1995, original amount totaling
     $ 5,797.36.  Monthly installments of $ 283.18,
     including principal and interest at 17.2%;
     maturing in November 1997.                              5,514

    Firestone loan payable in 24 monthly payments
    dated December 29, 1995, original amount totaling
    $ 3,444.43.  Monthly installments of $ 167.43,
    including principal and interest at 15.26%;
    maturing in December 1997.                               3,370

    Firestone loan payable in 12 monthly payments
    dated December 29, 1995, original amount totaling
    $ 2,534.93.  Monthly installments of $ 228.53,
    including principal and interest at 14.76%;
    maturing in December 1997.                               2,535

    Note payable, bank, working capital demand loan
    dated March 8, 1995, original amount totaling
    $ 100,000, monthly installments of interest
    only at 9.00%; $50,000 was paid down during 1995.       50,000

    Notes payable to U.S.I. Financial Services,
    with interest ranging from 12% to 18%; due in
    monthly installments through 1998; secured by
    various assets of the Company.                          38,955

    Non-interest bearing note payable to Raymond
    Gentile in 32 weekly payments of $ 500, original
    amount totaling $ 16,000.                               16,000
                                                          --------
                                                           195,940
                                 Less: current portion     137,212
                                                          --------
                                                          $ 58,728
                                                          ========


                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE H - NOTES PAYABLE
(continued)

The aggregate long-term debt maturing within each of the next five years is approximately as follows:

1996 -   $137,712;   1997 -   $29,023
1998 -   $ 29,205;   1999 -   $   -0-
2000 -   $    -0-


NOTE I - ACCRUED EXPENSES

Accrued expenses consists of $ 12,323 in accrued real estate taxes, accrued payroll of $ 9,806, vacation pay accrual of $ 12,411, sales tax accrual of $ 3,135, property tax accrual of $ 59,914, and accrued professional fees of $ 10,000.

NOTE J - MICRO FRESH DIVISION

During the month of July 1995 the Micro Fresh Division was discontinued and its related asset were disposed of at that time. The operating results of the division up to July 1995 have been included in the Deli King, Inc. income statement as of December 31, 1995. The specific break down of the individual components is as follows:

   SALES                                          $30,998

   Development and operational expenses:
    Salaries and wages                             21,383
    Promotional and selling expenses                2,998
    Purchases and sample expense                   36,652
    Office and shop supplies                          731
    Depreciation                                    1,297
    Equipment rental                                7,200
    Payroll taxes and insurance                     3,275
    Licenses and fees                                  97
    Telephone                                         557
                                                  -------
   Total development and operational expenses      74,190
                                                  -------
   Net Loss                                       $43,192
                                                  =======



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE K - DISCONTINUED OPERATIONS

During the month of July 1995 the Micro Fresh Division was discontinued and its related assets were disposed of at that time. Equipment relating to the company's operations was sold resulting in a loss of $ 12,625. Inventory that was held for the Micro Fresh Division was disposed of without any remuneration resulting in a loss of $ 55,068.

NOTE L - PROFIT SHARING PLAN

The Company provides a 401 (K) profit sharing plan covering substantially all of its employees who meet minimum age and length of service requirements. Contributions to the plan are discretionary and determined by the Company's Board of Directors. Profit-sharing expense was zero for the year ending December 31, 1995.

NOTE M - SUBSEQUENT EVENTS

On April 29, 1996 Roy A. LaCroix, Sr., (the sole shareholder of Deli King, Inc.) closed on the sale of 100% of his capital stock to Saratoga Brands, Inc. (NASDAQ; STGA) of Lakewood, N.J. The total purchase price of $ 3.25 million consisted of $ 1.3 million in cash, $ 1.5 million in restricted Saratoga Brands, Inc. common stock, and a $ 450,000 note payable over a four year period.

NOTE N - PRIOR PERIOD ADJUSTMENT

Beginning retained earnings have been restated to deduct the following January 1, 1995, accrued expenses not previously recorded.

         Accrued vacation pay                  $(12,411)
         Accrued property taxes to the town
          of West Warwick which is one full
           year owed                            (15,645)
                                               --------
         Total prior period adjustment         $(28,056)
                                               ========




                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1995

NOTE O - CASH FLOW SUPPLEMENTAL DISCLOSURE

Cash paid for:

       Interest               $  18,260
       State income taxes           250




                        See Independent Auditors' Report

                            SUPPLEMENTAL INFORMATION

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION

Deli King, Inc. d/b/a LaCroix Food Services, LTD.:


Our audit and report thereon was made for the purpose of forming an opinion on the financial statements taken as a whole of Deli King, Inc. d/b/a LaCroix Food Services, LTD. for the year ended December 31, 1995, which are presented in the preceding section of this report. The supplemental information presented hereinafter is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied to the basic financial statements and, in or opinion, is fairly stated in all material respects in relation to the basic financial statement taken as a whole.


D. E. Rodrigues & Company, Inc.
Certified Public Accountants


Fall River, Massachusetts
May 30, 1996

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                         Schedule of Operating Expenses
                      For the Year Ended December 31, 1995


Rent (Note E)                                                         $  180,000
Payroll taxes                                                             63,932
Property taxes                                                            62,110
Electricity                                                               45,621
Water                                                                     20,807
Propane                                                                   16,977
Bad debts                                                                 56,673
Advertising                                                                2,732
Travel and entertainment                                                   8,401
Truck expense                                                            110,216
Rubbish removal                                                           23,310
License and fees                                                          11,015
Sales taxes                                                               15,250
Executive wages                                                           74,051
Office wages                                                             114,983
Payroll route manager                                                     49,019
Payroll mechanics                                                         39,367
Health insurance                                                          29,808
Contributions                                                              2,973
Office expenses                                                           16,847
Professional fees                                                         29,228
Repairs and maintenance                                                   17,689
Telephone                                                                  8,550
Miscellaneous                                                              2,147
Insurance                                                                 99,724
Building repairs                                                           2,846
Equipment repairs                                                          8,278
Depreciations                                                             87,414
Amortization (Note G)                                                     13,617
                                                                      ----------

                                                                      $1,213,585
                                                                      ==========



                  See Independent Auditors' Report on Schedules

                                 DELI KING, INC.
                        D/B/A LACROIX FOOD SERVICE, INC.
                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 1994

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                              Financial Statements


                  C O N T E N T S                                      PAGE
                  ---------------                                      ----
Independent Auditors' Report                                            1

Balance Sheet as of December 31, 1994                                   2-3

Statement of Operations and Retained Earnings
   for the Year Ended December 31, 1994                                 4

Statement of Cash Flows for the
   Year Ended December 31, 1994                                         5

Notes to the Financial Statements                                       6-12

Supplemental Information:

     Independent Auditors' Report on
        Supplemental Information                                        13

     Schedule of Operating Expenses                                     14

                             (Auditors' Letterhead)
                        (D. E. Rodrigues & Company, Inc.)
                         (Certified Public Accountants)
                             (218 South Main Street)
                                 (P.O. Box 3634)
                           (Fall River, MA 02722-3634)




                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
   Deli King, Inc. d/b/a LaCroix Food Services, LTD.:

We have audited the accompanying balance sheet of the Deli King, Inc. d/b/a LaCroix Food Services, LTD., (a Rhode Island corporation) as of December 31, 1994, the related statement of operations and retained earnings and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Deli King, Inc. d/b/a LaCroix Food Services, LTD., as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



D.E. Rodrigues & Company, Inc.
Certified Public Accountants

Fall River, Massachusetts
May 30, 1996

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                                  Balance Sheet
                                December 31, 1994

ASSETS

     CURRENT ASSETS

Cash (Note C)                                                         $   22,144
Accounts receivable, net of allowance
 for doubtful accounts amounting to $ 33,426                              39,987
Inventories                                                              228,911
Current portion of notes receivable (Note D)                              34,104
Loans receivable - stockholders (Note E)                                 203,050
Loans receivable - affiliate (Note E)                                    316,838
Prepaid expenses (Note F)                                                 26,187

                                                                      ----------
     Total current assets                                                871,221
                                                                      ----------
     FIXED ASSETS

 Machinery and equipment                                               1,028,375
 Vehicles                                                                568,081
 Leasehold improvements                                                  319,977
                                                                      ----------
                                                                       1,916,433

Less: accumulated depreciation                                         1,132,808
                                                                      ----------
     Net fixed assets                                                    783,625
                                                                      ----------

     OTHER ASSETS

Notes receivable, net of current
 portion (Note D)                                                            496
Unamortized routes, net of accumulated
 amortization of $ 25,194 (Note G)                                        25,920
                                                                      ----------
     Total other assets                                                   26,416
                                                                      ----------
     Total assets                                                     $1,681,262
                                                                      ==========



        The Accompanying notes are an integral part of these statements

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                                  Balance Sheet
                                   (continued)
                                December 31, 1994

LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES

 Accounts payable                                                     $  249,492
 Current portion long term debt (Note H)                                  59,250
 Accrued expenses (Note I)                                                63,209
                                                                      ----------
     Total current liabilities                                           371,951
                                                                      ----------

     LONG-TERM LIABILITIES

 Notes payable, net of current portion (Note H)                           72,132
                                                                      ----------
     Total long-term liabilities                                          72,132
                                                                      ----------

     STOCKHOLDERS' EQUITY

Common stock, no par, 600 shares authorized,
 100 shares issued and outstanding                                        45,000

Retained earnings                                                      1,192,179
                                                                      ----------
     Total stockholders' equity                                        1,237,179
                                                                      ----------
     Total liabilities and stockholders'
      equity                                                          $1,681,262
                                                                      ==========



        The Accompanying notes are an integral part of these statements

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                  Statement of Operations and Retained Earnings
                      For the Year Ended December 31, 1994


SALES
       Sales                                                        $ 4,471,680
       Service charge income                                             83,610
       Fleet rental income                                              308,133
                                                                    -----------
       Total sales                                                    4,863,423

COST OF SALES
       Beginning Inventory                                              221,941
       Purchases                                                      3,130,287
       Direct Labor                                                     250,713
       Shop Supplies                                                     10,431
       Commissions                                                        3,296
       Driver rebates                                                    17,411
                                                                    -----------
       Total available                                                3,634,079
       LESS:  ending inventory                                          228,911
                                                                    -----------
       Total cost of sales                                            3,405,168

Gross Profit                                                          1,458,255

OPERATING EXPENSES                                                    1,204,820
                                                                    -----------
Net Operating Loss                                                      253,435
                                                                    -----------
OTHER INCOME (EXPENSE)
       Interest income                                                    6,954
       Gain on sale of assets                                            11,025
       Interest expense                                                  (8,230)
       Loss on Micro Fresh Division (Note K)                           (191,268)
                                                                    -----------
       Total Other Income (Expense)                                    (181,519)
                                                                    -----------
Net Income                                                               71,916

Retained Earnings, beginning of year                                  1,120,263
                                                                    -----------
Retained Earnings, end of year                                      $ 1,192,179
                                                                    ===========


        The Accompanying notes are an integral part of these statements

                                 DELI KING, INC.
                       d/b/a LACROIX FOODS SERVICES, LTD.
                             Statement of Cash Flows
                      For the Year Ended December 31, 1994


Cash flows from operating activties:

Net Loss                                                              $(184,045)

      Adjustments to reconcile net loss to
         net cash used in operations:
            Depreciation and amortization                               101,031

      Changes in Assets and Liabilities:
         (Increase) Decrease in:
                      Accounts receivable                                 7,203
                      Loan receivables                                   (9,730)
                      Inventory and prepaid expenses                       (366)
                      Other assets                                      (38,063)
      Increase (Decrease) in:
                      Accounts payable                                   53,685
                      Accrued expenses                                   44,380
                      Other liabilities                                 542,779
                                                                      ---------
      Net cash provided by operations                                   516,874
                                                                      ---------
Cash flows from investing activities:
      Disposal of fixed assets                                           99,678
      Increase in accumulated depreciation and
                      amortization                                      (78,301)
                                                                      ---------
Net cash provided by investing activities                                21,377
                                                                      ---------

Cash flows from financing and other activities:
      Increase (Decrease) in:
                      Short term debt                                    77,962
                      Long term debt                                    (13,404)

      Changes in equity due to adjustments                             (617,572)
                                                                      ---------
Net cash used for financing and other activities                       (553,014)
                                                                      ---------
Net decrease in cash                                                    (14,763)

Cash, beginning of year                                                  22,144
                                                                      ---------
Cash, end of year                                                     $   7,381
                                                                      =========


        The Accompanying notes are an integral part of these statements
                                     Page 5

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                      For the Year Ended December 31, 1994

NOTE A - NATURE OF BUSINESS

The Company's primary business activities consist of the wholesaling of food products and services to industrial caterers, the ownership and rental of catering trucks and established catering routes, and also providing office coffee and vending machine services to businesses in the Southeastern New England area.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

Accounts Receivable/Uncollectible Policies

The company provides for uncollectible accounts using the reserve method for financial reporting and direct write off method for income tax reporting purposes.

Inventories

The inventories were valued at the lower of cost, determined on a first-in, first-out (FIFO) basis, or market value and consist primarily of goods for resale.

Fixed Assets

Fixed assets are stated at cost. Repairs and maintenance, including replacement of minor items of physical properties, are charged to current operations while major additions are capitalized.

Depreciation

For financial reporting purposes, depreciation is calculated using the straight-line method over the estimated useful lives of the respective classes of assets. Estimated useful lives are as follows:

     Machinery and equipment                         9-15 years
     Automotive equipment held for rental               4 years
     Vehicles                                           4 years
     Leasehold improvements                         10-35 years




                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                    continued
                      For the Year Ended December 31, 1994

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
(continued)

For income tax reporting purposes, depreciation on fixed assets placed in service after 1980 is calculated using accelerated methods.

Leases

The Company accounts for leases in accordance with the provisions of Statement of Financial Accounting Standards No. 13 (SFAS No. 13). In accordance with SFAS No. 13, the Company charges payments under its operating type leases to current operations while leases which are in essence financing arrangements are capitalized and treated as installment purchases.

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of Corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.


NOTE C - CONCENTRATION OF CREDIT RISKS

Financial instruments which potentially subject the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards Number 105, consist of cash and trade accounts receivable.

The Company maintains its cash balances in one bank located in Rhode Island. The balances are insured by the Federal Deposit Insurance Corporation up to $ 100,000. As of December 31, 1994, there were no uninsured portions of those balances held at the bank.

The Company extends credit to its customers who are located primarily in Southern New England. Management does not believe significant credit risk exists at December 31, 1994, due to the diversity and large size of its customer base,



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1994

NOTE C - CONCENTRATION OF CREDIT RISKS
(continued)

which results in a relatively small average outstanding balance based on individual accounts. Therefore, management believes there are no required disclosures of any certain significant risks and uncertainties as required under the AICPA Statement of Position (SOP) 94-6.


NOTE D - NOTES RECEIVABLE - SUBCONTRACTORS

Notes receivable - subcontractors are primarily a result of the Company's sales of mobile catering vehicles to self-employed contract industrial mobile caterers who operate from the Company's facilities. The notes are for terms of twelve to twenty-four months and bear interest at 18% per annum. The Company retains title to the vehicles until the notes are paid in full.

NOTE E - RELATED PARTY TRANSACTIONS

Rent

The Company leases its office and manufacturing facilities from the shareholders. Rent expense was $ 180,011 for the twelve months ending December 31, 1994.

Loans receivable - stockholders

The loans receivable - stockholders consist of unsecured, non-interest bearing notes which are expected to be paid within one year.

Loans receivable - affiliate

The loans receivable affiliate consist of unsecured, non-interest bearing notes which from Roger Williams Auto Dealership which are expected to be paid within one year.



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1994

NOTE F - PREPAID EXPENSES

Prepaid expenses consist of $ 26,187 of automotive parts and supplies used for regular repairs and maintenance of the vehicles owned by Deli King.


NOTE G - ROUTES

The Company purchased the exclusive rights to sell its products on an established Route. The cost of this Route is amortized over its estimated economic life of five years. Amortization expense was $ 12,608 for the year ended December 31, 1994. The Company also owns approximately twenty four additional Routes that were internally developed by the Company. Because of historical cost accounting method, these Routes are not recorded on the Company's books.


NOTE H - NOTES PAYABLE

Notes payable consist of the following at
  December 31, 1994:                                    Balance

  Eleven $ 10,000 various thirty-six month bank
  notes dated between August 1991 and September
  1994; original amounts totaling $ 110,000,
  monthly installments are now amounting to
  $ 3,530.32, including principal and interest;
  interest rates range between 8.25 and 10.25%
  payable through September 1997.  The loans
  are secured by Company vehicles held for use
  and rental amounting to approximately
  $ 135,000.                                           $ 100,760

  Ford Motor Credit loan payable in 48 monthly
  payments dated January 13, 1993, original
  amount totaling $ 26,805. Monthly installments
  of $ 657.53 including principal and interest
  at 8.25%; maturing in December 1996.                    14,502



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1994

NOTE H - NOTES PAYABLE
(continued)

  Notes payable to U.S.I. Financial Services,
  with interest ranging from 12% to 18%; due in
  monthly installments through 1998; secured by
  various assets of the Company.                      $ 16,120
                                                      --------
                                                       131,382
                           Less: current portion        59,250
                                                      --------
                                                      $ 72,132
                                                      ========

The aggregate long-term debt maturing within each of the next five years is approximately as follows:

1995  -  $ 59,250;  1996  -  $ 49,392
1997  -  $ 22,740;  1998  -  $   -0-
1999  -  $   -0-


NOTE I - ACCRUED EXPENSES

Accrued expenses consists of $ 26,956 in accrued real estate taxes, accrued payroll of $ 32,753, and accrued professional fees of $ 3,500.


NOTE J - PROFIT SHARING PLAN

The Company provides a 401 (K) profit sharing plan covering substantially all of its employees who meet minimum age and length of service requirements. Contributions to the plan are discretionary and determined by the Company's Board of Directors. Profit-sharing expense was zero for the year ending December 31, 1994.


NOTE K - MICRO FRESH DIVISION

The operating results of the Micro Fresh Division have been included in the Deli King, Inc. income statement as of December 31, 1994.



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1994


NOTE K - MICRO FRESH DIVISION
(continued)

The specific break down of the individual components is as follows:

Sales                                           $  23,874

Development and operational expenses:
 Salaries and wages                                28,109
 Promotional and selling expenses                  52,190
 Purchases and sample expenses                     60,736
 Office and shop supplies                          10,112
 Professional fees                                  4,756
 Depreciation                                      20,050
 Equipment rental                                  13,700
 Payroll taxes and insurance                       10,107
 Licenses and fees                                    111
 Advertising                                       11,682
 Travel                                             3,589
                                                ---------
Total development and operational expenses        215,142

                                                ---------
 Net Loss                                       $(191,268)
                                                =========



NOTE L - SUBSEQUENT EVENTS

On April 29, 1996, Roy A. LaCroix, Sr., (the sole shareholder of Deli King, Inc.) closed on the sale of 100% of his capital stock to Saratoga Brands, Inc. (NASDAQ; STGA) of Lakewood, N.J. The total purchase price of $ 3.25 million consisted of $ 1.3 million in cash, $ 1.5 million in restricted Saratoga Brands, Inc. common stock, and a $ 450,000 note payable over a four year period.



                        See Independent Auditors' Report

                                 DELI KING, INC.
                        d/b/a LACROIX FOOD SERVICES, LTD.
                        Notes to the Financial Statements
                                   (continued)
                      For the Year Ended December 31, 1994


NOTE M - CASH FLOW SUPPLEMENTAL DISCLOSURE

Cash paid for :

       Interest               $ 8,230
       State income taxes         -



                        See Independent Auditors' Report

                            SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION

Deli King, Inc. d/b/a LaCroix Food Services, LTD.:

Our audit and report thereon was made for the purpose of forming an opinion on the financial statements taken as a whole of Deli King, Inc. d/b/a LaCroix Food Services, LTD. for the year ended December 31, 1994, which are presented in the preceding section of this report. The supplemental information presented hereinafter is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied to the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

D. E. Rodrigues & Company, Inc.
Certified Public Accountants

Fall River, Massachusetts
May 30, 1996

                                 DELI KING,INC.
                       d/b/a LACROIX FOODS SERVICES, INC.
                         Schedule of Operating Expenses
                      For the Year Ended December 31, 1994


       Rent (Note E)                                            $180,011
       Payroll taxes                                              43,723
       Property taxes                                             56,485
       Electricity                                                44,651
       Insurance                                                 119,478
       Propane                                                    10,237
       Bad debts                                                  30,910
       Advertising                                                 3,746
       Travel and entertainment                                   22,996
       Truck expense                                             110,169
       Rubbish removal                                            27,372
       Licenses and fees                                           4,776
       Sales taxes                                                17,414
       Executive wages                                            94,806
       Office wages                                               85,101
       Payroll route managers                                     47,334
       Payroll mechanics                                          26,567
       Payroll warehouse                                           5,815
       Telephone                                                   8,203
       Legal and accounting                                        9,933
       Contributions                                               3,740
       Dues and subscriptions                                      1,033
       Office expenses                                            26,462
       Uniforms                                                    2,224
       Repairs and maintenance                                    36,565
       Employee benefits                                          35,919





          See Independent Auditors' Report on Supplemental Information

Item 7(b).  PRO FORMA FINANCIAL INFORMATION

         The following pro forma financial information presents the effects of the acquisition of Deli King, inc. ("Deli King") by the registrant as if the acquisition had been completed as of December 31, 1995. The unaudited pro forma financial information has been compiled by management. The pro forma consolidated income statement is based upon the average monthly activity for the 24 months ended December 31, 1995.

         The pro forma financial information is not necessarily indicative of the realists of operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical consolidated financial statements of Saratoga Brands, Inc. as reported on Forms 10KSB and 10QSB for the year and the three months ended December 31, 1995 and March 31, 1996 respectively.

                      SARATOGA BRANDS INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                          COMPANY            DELI
                                                                           BEFORE            KING,             PRO FORMA
                                                                        ACQUISITION           INC.            CONSOLIDATED
                                                                      -------------------------------------------------------
                      ASSETS

Current Assets:
                      Cash                                            $      3,678        $      7,381           $     11,059
                      Accounts Receivable                                1,101,225              32,784              1,134,009
                      Notes Receivable                                     710,115             563,722              1,273,837
                      Inventories                                          924,388             219,157              1,143,545
                      Prepaid Expenses and Other Current Assets            690,708              36,307                727,015
                                                                      -------------------------------------------------------
                                     Total Current Assets                3,430,114             859,351              4,289,465

Property and equipment                                                   1,037,028             661,217(b)           3,464,252
Other Assets                                                               134,266               8,700                142,966
Intangible assets                                                          286,334              30,803(a)             660,075
Excess of cost over fair market value of assets acquired                 8,202,410                                  8,202,410
                                                                      -------------------------------------------------------

TOTAL ASSETS                                                          $ 13,090,152        $  1,560,071           $ 16,759,168
                                                                      =======================================================

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      LIABILITIES

Current Liabilities:
                      Loans Payable                                   $     16,871                   0           $     16,871
                      Accounts Payable and Accrued Expenses              2,947,251             410,766(b)           3,366,927
                      Current Portion of Capital Leases Payable             56,146                   0                 56,146
                      Dividend Payable                                                         517,803                517,803
                      Current Portion of long-term debt                    376,800             137,212(b)             589,012
                                     Total Current Liabilities           3,397,068           1,065,781              4,546,759
                      Long-term debt                                     3,295,628              58,728(b)           5,036,453
                      Long-term notes payable-related party                475,000                                    475,000
                      Capital leases payable                               141,955                                    141,955
                                                                      -------------------------------------------------------

TOTAL LIABILITIES                                                        7,309,651           1,124,509             10,200,167
                                                                      -------------------------------------------------------

                      STOCKHOLDERS' EQUITY
                      Preferred Stock                                      566,703                                    566,703
                      Common Stock                                          25,637              45,000(a)              30,679
                      Treasury Stock                                          (645)                                      (645)
                      Additional Paid-in Capital                        17,317,647                    (a)          18,091,105
                      Retained Earnings (Accumulated Deficit)          (12,128,841)            390,562(b)         (12,128,841)
                                                                      -------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                               5,780,501             435,562              6,559,001
                                                                      -------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 13,090,152        $  1,560,071           $ 16,759,168
                                                                      =======================================================

(a) To eliminate Deli King, Inc. equity and record step-up of intangible assets.

(b) To record purchase of real estate from LaCroix at closing.

                      SARATOGA BRANDS INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                         COMPANY
                                                                          BEFORE
                                                                         PRO FORMA         DELI KING        PRO FORMA
                                                                        ADJUSTMENTS           INC.         CONSOLIDATED
                                                                        -----------------------------------------------
Net Sales                                                               $11,009,018       $ 4,706,981       $15,715,999
Cost of Sales                                                             7,960,328         3,412,220        11,372,548
                                                                        ----------------------------------------------

Gross Profit                                                              3,048,690         1,294,761         4,343,451
Selling, General and Administrative Expense                               2,169,197         1,192,020         3,361,217
Amortization of Excess of Cost Over Fair Value of Assets Acquired           211,923              --             211,923
Interest Expense - Net                                                      488,317             7,729           496,046
                                                                        ----------------------------------------------

Net Earnings From Operations                                                179,253            95,012           274,265
Earnings (Loss) from Discontinued Businesses                                269,478              --             269,478
                                                                        ----------------------------------------------

Net Earnings (Loss)                                                     $   448,731       $    95,012       $   543,743
                                                                        ===============================================

EARNINGS (LOSS) PER COMMON SHARE

Earnings (Loss) From Continuing Operations                              $      0.07       $      0.04       $      0.11
Earnings (Loss) From Discontinued Operations                            $      0.11       $      --         $      0.11
                                                                        ----------------------------------------------

Total Earnings (Loss) Per Share                                         $      0.18       $      0.04       $      0.22
                                                                        ===============================================

Weighted Average Shares Used in Computation (Note)                        2,503,974         2,503,974         2,503,974
                                                                        ===============================================
Note: Weighted Average Shares Used in Computation:

Number of shares used in 1995 10KSB                                       1,999,772
Number of shares issued for acquisition                                     504,202
                                                                        -----------

Weighted Average Shares Used in Computation                               2,503,974
                                                                        ===========

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                                            SARATOGA BRANDS INC.
                                            --------------------
                                                (Registrant)




Date:    August 7, 1996                     By:/s/ Scott G. Halperin
                                               ---------------------
                                                   Scott G. Halperin
                                                   Chief Executive Officer
                                                   Treasurer



         August 7, 1996                     By:/s/ Bernard F. Lillis, Jr.
                                              ---------------------------
                                                   Bernard F. Lillis, Jr.
                                                   Chief Financial Officer